Amendment No. 1

                                  FORM 8-K/A

                     SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                              CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): August 1, 1997

                          Lexington B & L Financial Corp.
                        ------------------------------------
                (Exact name of registrant as specified in its charter)



        Missouri                          0-28120             43-1739555
---------------------------             -----------        -------------------
State or other jurisdiction             Commission         (I.R.S. Employer
     of incorporation                   File Number        Identification No.)



919 Franklin Avenue, Lexington, Missouri                            64067
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number (including area code)  (816) 259-2247


                                     Not Applicable
-------------------------------------------------------------------------------
              (Former name or former address, if changed since last report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

       On October 1, 1997, Lexington B & L Financial Corp. ("Lexington") consummated its acquisition of Lafayette Bancshares, Inc. ("Lafayette"). The unaudited pro forma consolidated financial information set forth herein has been prepared for purposes of complying with Regulation S-X of the Securities and Exchange Commission.

       (a)    Financial Statements of Business Acquired

       Lafayette's unaudited Condensed Balance Sheet as of September 30, 1997, Condensed Statements of Income for the nine months ended September 30, 1997 and 1996 and Condensed Statements of Cash Flows for the nine months ended September 30, 1997 and 1996 are attached hereto as Appendix A.

       (b)    Pro Forma Financial Information

       Unaudited pro forma condensed combined financial statements reflecting consummation of the acquisition are attached hereto as Appendix B. The unaudited pro forma condensed combined statement of financial condition as of September 30, 1997 combines the historical consolidated statements of financial condition of the Lexington and Lafayette as if the merger had occurred on such date after giving effect to certain pro forma adjustments described in the accompanying notes. The unaudited pro forma condensed combined statement of operations is presented as if the merger had been consummated at the beginning of the period presented.

       The unaudited pro forma condensed combined financial statements and notes thereto reflect the application of the purchase method of accounting.
The unaudited pro forma condensed combined financial statements included herein are not necessarily indicative of the future results of operations or the future financial position of the combined entities or the results of operations and financial position of the combined entities that would have actually occurred had the transactions been in effect as of the dates or for the periods presented.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           LEXINGTON B & L FINANCIAL CORP.




DATE:  December 12, 1997                   By: /s/ Erwin Oetting, Jr
                                               ---------------------
                                               Erwin Oetting, Jr.
                                               President

                                                            Appendix A
Item 7(a).  Financial Statements of Lafayette Bancshares, Inc.

           Condensed Statement of Financial Condition
                      September 30, 1997
                          (unaudited)
                        (In thousands)

ASSETS

  Cash                                                  $ 1,542
  Investments                                            15,617
  Loans                                                  16,152
  Goodwill                                                  264
  Other                                                   1,062
                                                        -------
                               TOTAL ASSETS             $34,637
                                                        =======

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities
  Deposits                                              $31,346
  Federal Home Loan Bank Advances                           340
  Notes Payable                                             588
  Other                                                     356
                                                        -------
                               TOTAL LIABILITIES         32,630

Stockholders' Equity                                      2,007
                                                        -------

                              TOTAL LIABILITIES AND
                             STOCKHOLDERS' EQUITY       $34,637
                                                        =======

                                      A-1
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                     Condensed Statement of Operations
               Nine Months Ended September 30, 1996 and 1997
                                   (unaudited)


                                         Nine Months Ended September 30,
                                      -------------------------------------
                                           1997                   1996
                                      --------------         --------------
                                      (In thousands, except per share data)


Total interest income . . . . . . . .       $1,813                 $1,750

Total interest expense. . . . . . . .          991                    941
                                            ------                 ------
Net interest income . . . . . . . . .          822                    809

Provision for loan losses . . . . . .          198                     25
                                            ------                 ------
Net interest income after
  provision for loan losses . . . . .          624                    784

Other income. . . . . . . . . . . . .          194                    189

Other expense . . . . . . . . . . . .          696                    663
                                            ------                 ------
Income before Federal
 income tax . . . . . . . . . . . . .          122                    310
Federal income tax. . . . . . . . . .           61                    114
                                            ------                 ------
Net income. . . . . . . . . . . . . .       $   61                 $  196
                                            ======                 ======

Net income per share, primary . . . .       $ 0.05                 $ 0.17
                                            ======                 ======
Weighted average number of shares:
 Primary. . . . . . . . . . . . . . .        1,130                  1,130
                                             =====                  =====
                                      A-2
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                        Condensed Statement of Cash Flows
                  Nine Months Ended September 30, 1997 and 1996
                                  (unaudited)

                                              Nine Months Ended September 30,
                                              -------------------------------
                                                  1997                1996
                                              -----------          ----------
                                                       (In thousands)

CASH FLOWS FROM OPERATING ACTIVITIES
Net Income. . . . . . . . . . . . . . . . . .  $    61               $   196
Adjustments to reconcile net income to net
cash provided by operating activities:
  Depreciation and amortization . . . . . . .       66                    67
  Amortization of premiums and discounts. . .       27                     3
  Provision for loan losses . . . . . . . . .      198                    25
  Adjustment for permanent decline in
    market value of securities held in
    available-for-sale. . . . . . . . . . . .       11                    --
  Cash surrender change on life insurance . .       13                    --
  Changes to assets and liabilities increasing
  (decreasing) cash flows:
    Accrued interest receivable . . . . . . .       (8)                   35
    Accrued interest payable. . . . . . . . .       (2)                   15
    Other assets. . . . . . . . . . . . . . .      (26)                   35
    Other liabilities . . . . . . . . . . . .      (56)                   15
                                                ------                ------
NET CASH PROVIDED BY OPERATING ACTIVITIES . .      284                   391

CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from maturities and sales of
    investment securities . . . . . . . . . .    3,208                 5,325
  Purchase of investment securities . . . . .   (3,352)               (4,959)
  Payment of letter of credit fees. . . . . .       --                    (8)
  Net increases in loans. . . . . . . . . . .     (985)               (1,098)
  Net (increase) decrease in federal
    funds sold  . . . . . . . . . . . . . . .   (1,150)                  375
  Purchase of premises and equipment. . . . .      (48)                  (75)
  Purchase of life insurance contracts. . . .     (125)                   --
                                                ------                ------
NET CASH USED IN INVESTING ACTIVITIES . . . .   (2,452)                 (440)

CASH FLOWS FROM FINANCING ACTIVITIES
  Net increase in deposits. . . . . . . . . .    1,835                   495
  Advances from FHLB. . . . . . . . . . . . .      300                    --
  Repayment of FHLB advances. . . . . . . . .     (300)                   --
  Repayment of notes payable. . . . . . . . .      (95)                  (95)
  Cash dividends. . . . . . . . . . . . . . .      (45)                  (34)
  Proceeds from short term borrowings . . . .      125                    --
                                                ------                ------
NET CASH PROVIDED BY FINANCING ACTIVITIES . .    1,820                   366
                                                ------                ------
             INCREASE (DECREASE) IN CASH. . .     (348)                  317
Cash at beginning of period . . . . . . . . .    1,890                 1,444
                                                ------                ------
                CASH AT END OF PERIOD . . . .   $1,542                $1,761

                                      A-3
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                                                              Appendix B
Item 7(b).  Pro Forma Financial Information

                 Pro Forma Condensed Combined Statement of Financial Condition
                                     September 30, 1997
                                        (unaudited)

                                                 Acquisition
                                                  Entries(1)
                                               ------------------     Pro Forma
                       Lexington   Lafayette   Debit       Credit     Combined
                       ---------   ---------   -----       ------     ---------
                                         (In Thousands)
Assets
Cash. . . . . . . . .  $ 6,818     $ 1,542     $   --      $1,235       $ 7,125
Investments . . . . .    4,745      15,617         --          --        20,362
Loans . . . . . . . .   45,873      16,152         --          --        62,025
Goodwill. . . . . . .       --         264        807          --         1,071
Other . . . . . . . .    1,347       1,062         --         181         2,228
                       -------     -------     ------      ------       -------
  Total assets. . . .  $58,783     $34,637     $  807      $1,416       $92,811
                       =======     =======     ======      ======       =======

Liabilities and Stockholders' Equity
Liabilities
Deposits. . . . . . .  $42,694     $31,346     $   --      $   --       $74,040
Advances from Federal Home
 Loan Bank. . . . . .       --         340         --          --           340
Notes payable . . . .       --         588         --          --           588
Other . . . . . . . .      437         356        149          --           644
                       -------     -------     ------      ------       -------
  Total liabilities .   43,131      32,630        149          --        75,612

Stockholders' Equity.   15,652       2,007      2,007       1,547        17,199
                       -------     -------     ------      ------       -------
  Total liabilities
  and stockholders'
  equity. . . . . . .  $58,783     $34,637     $2,156      $1,547       $92,811
                       =======     =======     ======      ======       =======

See accompanying Notes to Pro Forma Condensed Combined Financial Statements.

                                      B-1
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                Pro Forma Condensed Combined Statement of Operations
                           Year Ended September 30, 1997
                                     (unaudited)

                                                    Pro Forma
                                                  Adjustments(2)  Pro Forma
                                                  --------------
                            Lexington  Lafayette  Debit   Credit  Combined
                            ---------  ---------  -----   ------  ---------
                               (In Thousands, Except Per Share Data)

Interest Income
 Interest Income. . . .     $4,597     $2,410       68     --       6,939
 Interest Expense . . .      2,298      1,251       --     --       3,549
                            ------     ------    -----   ----      ------
  Net Interest Income .      2,299      1,159       68     --       3,390

Provision for Loan Losses .     29        206       --     --         235
                            ------     ------    -----   ----      ------
  Net interest income
  after provision for
  loan losses . . . . . . .  2,270        953       68     --       3,155

Non-interest Income . . . .     84        244       --     --         328
Non-interest Expense. . . .  1,218        870       70     --       2,158
                            ------     ------    -----   ----      ------
  Income before income
  taxes . . . . . . . . . .  1,136        327      138     --       1,325

Income taxes. . . . . . . .    390        113       --     25         478
                            ------     ------   ------   ----      ------
  Net income. . . . . . . . $  746     $  214   $  138   $ 25      $  847
                            ======     ======   ======   ====      ======


Net Income Per Share. . . . $ 0.70     $ 0.19                      $ 0.73
                            ======     ======                      ======

Average Shares Outstanding.  1,065      1,130                       1,161
                             =====      =====                       =====

See accompanying Notes to Pro Forma Condensed Combined Financial Statement

                                      B-2
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Notes to Pro Forma Condensed Combined Financial Statements

(1) Acquisition entry to pro forma condensed combined statement of financial condition includes the following:

         A. The purchase of minority interest of Lafayette county Bank for $196,000 cash resulting in $47,000 goodwill.

         B. Lexington's purchase of Lafayette reflects the purchase method of accounting and includes $1,039,000 cash, $1,466,000 cost of treasury stock (fair market value of $1,547,000 on October 1, 1997, date of closing) and assumption of liabilities, net of assets acquired consisting of notes payable of $588,000, other liabilities of $12,000 and other assets of $12,000, resulting in $1,058,000 of goodwill and$81,000 of additional paid-in-capital. The purchase price also included $181,000 of deferred costs Lexington incurred relating to the acquisition.

(2) The pro forma adjustments to combined statement of income include $68,000 reduction in interest income resulting from cash used in the acquisition, net of income taxes of $25,000 and amortization of goodwill on a straight line basis over fifteen years of $70,000. The goodwill is assumed to not be tax deductible. Lost investment income was computed at 5.53 percent per annum and a 37 percent assumed income tax rate.

                                      B-3
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